CLOSURES AND IMPAIRMENTS EXPENSE	6 Months Ended
Dec. 04, 2012
CLOSURES AND IMPAIRMENTS EXPENSE [Abstract]
CLOSURES AND IMPAIRMENTS EXPENSE
NOTE H – CLOSURES AND IMPAIRMENTS EXPENSE

As discussed further in Note P to the Condensed Consolidated Financial Statements, in an effort to focus on the successful sales turnaround of our core Ruby Tuesday concept and position our Lime Fresh concept for long-term success as a growth vehicle, on January 9, 2013, the Board of Directors of Ruby Tuesday, Inc. approved management's plan to close all 13 Marlin & Ray's restaurants in the third quarter of fiscal 2013, as well as the Company's one Wok Hay restaurant and two of the Lime Fresh Mexican Grill restaurants. The two Lime Fresh restaurants had been opened by the Company within the last twelve months and were not among those purchased in April 2012. Additionally, the Company will seek a buyer for its two Truffles Café restaurants. As a result of this decision, a pre-tax impairment charge of $16.9 million was recognized within Closures and Impairments Expense for the 13 weeks ended December 4, 2012.

Closures and impairment expenses include the following for the 13 and 26 weeks ended December 4, 2012 and November 29, 2011 (in thousands):

	Thirteen weeks ended		Twenty-six weeks ended
	December 4, 2012	November 29, 2011	December 4, 2012	November 29, 2011
Property impairments	$18,514	$630	$18,962	$836
Closed restaurant lease reserves	(99)	(153)	379	(74)
Other closing costs	343	226	632	416
Gain on sale of surplus properties	(507)	(50)	(598)	(80)
	$18,251	$653	$19,375	$1,098

A rollforward of our future lease obligations associated with closed properties is as follows (in thousands):

Lease Obligations
Balance at June 5, 2012	$6,813
Closing expense including rent and other lease charges	379
Payments	(1,581)
Transfer of deferred escalating minimum rent balance	348
Other adjustments	(19)
Balance at December 4, 2012	$5,940

For the remainder of fiscal 2013 and beyond, our focus will be on obtaining settlements on as many of these leases as possible and these settlements could be higher or lower than the amounts recorded. The actual amount of any cash payments made by the Company for lease contract termination costs will be dependent upon ongoing negotiations with the landlords of the leased restaurant properties.

Included within closing expense in the table above are $0.2 million in charges we recorded during the first quarter of fiscal 2013 associated with lease obligations on a restaurant subleased to RT Midwest that has closed. As of December 4, 2012, we subleased to RT Midwest three sites upon which the restaurants are still open. Cash rents of $0.8 million are required under the terms of the subleases. Should RT Midwest decide to close any of these restaurants we may incur further lease obligations associated with these subleases.

At December 4, 2012, we had 30 restaurants that had been open more than one year with rolling 12-month negative cash flows, of which 20 have been impaired to salvage value. Of the 10 which remained, we reviewed the plans to improve cash flows at each of the restaurants and determined that no impairment was necessary. The remaining net book value of these 10 restaurants was $7.0 million at December 4, 2012.

Should sales at these restaurants not improve within a reasonable period of time, further impairment charges are possible. Considerable management judgment is necessary to estimate future cash flows, including cash flows from continuing use, terminal value, closure costs, salvage value, and sublease income. Accordingly, actual results could vary significantly from our estimates.